UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 2, 2016

SFX Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-36119	90-0860047
(Commission File Number)	(IRS Employer Identification No.)

524 Broadway, 11th Floor
New York, New York	10012
(Address of principal executive offices)	(Zip Code)

(646) 561-6400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

As disclosed by SFX Entertainment, Inc. (the “Company”) in its Current Report on Form 8-K, dated as of February 1, 2016, the Company and substantially all of the Company’s wholly-owned domestic subsidiaries and two foreign holding company subsidiaries (such subsidiaries, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions seeking relief under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The cases are being jointly administered under the caption In re SFX Entertainment, Inc., et al, Case No. 16-10238 (MFW).

On November 15, 2016, the Bankruptcy Court entered an order (the “Confirmation Order”), attached hereto as Exhibit 2.1, confirming the Debtors’ Fifth Amended Joint Plan of Reorganization dated September 30, 2016, as modified (the “Plan”), in the form attached as Exhibit “A” to the Confirmation Order. The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the “Plan Supplement.” A copy of the Plan is attached hereto as Exhibit 2.2.

On December 2, 2016 (the “Effective Date”), the Debtors consummated their reorganization under the Bankruptcy Code and the Plan became effective. Pursuant to the Plan and on the Effective Date, all outstanding equity securities of the Company outstanding prior to the Effective Date were canceled, without the payment of any amount or other consideration to the holders thereof.  On December 2, 2016, the Company is filing a Form 15 with the Securities and Exchange Commission to effect the deregistration of its common stock. As a result, the previously outstanding common stock will no longer be outstanding, there will no longer be a trading market for the Company’s common stock and the Company will cease to file periodic reports with the Securities and Exchange Commission.

On December 2, 2016, the Company filed a Notice of Effective Date with the Bankruptcy Court.

Item 3.03  Material Modification to Rights of Security Holders.

The information set forth above in Item 1.03 of this Current Report is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date, by operation of the Plan, all incumbent board members ceased to serve as directors of the Company: Messrs. Robert F.X. Sillerman, Mitchell Slater, Frank E. Barnes III, Andrew N. Bazos, Timothy H. Bishop, Pasquale Manocchia, Michael Meyer and John Miller.

On the Effective Date, by operation of the Plan, Randy Phillips was appointed President and Chief Executive Officer and Charles Ciongoli was appointed Executive Vice President and Chief Financial Officer. A new board of directors was installed as set forth in the Plan Supplement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

2.1	Confirmation Order

2.2	Plan of Reorganization (as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFX ENTERTAINMENT, INC.

Date: December 5, 2016	By:	/s/ Jason M. Barr
Jason M. Barr
Senior Vice President and General Counsel